UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2023

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On August 7, 2023, Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), between the Company and Sorrento Therapeutics, Inc., a Delaware corporation (the “Seller”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire certain securities of Scilex Holding Company (“Scilex”) owned by the Seller, consisting of: (A) 59,726,737 shares of common stock of Scilex; provided, that the Seller will provide the Company an option to purchase up to 2,259,058 additional shares of common stock of Scilex, which the Seller is currently holding in abeyance on behalf of certain warrantholders of the Seller (the “Option Shares”), at an exercise price of $1.13 per Option Share, at such time(s) as such Option Shares become transferable; (B) 29,057,096 shares of Series A preferred stock of Scilex, which shares constitute one fewer than all of the issued and outstanding Series A preferred stock of the Scilex; and (C) warrants exercisable for 1,386,617 shares of common stock of Scilex in respect of public warrants, and warrants exercisable for 3,104,000 shares of common stock of Scilex in respect of private placement warrants (collectively, the “Purchased Securities”) (such acquisition of the Purchased Securities, the “Transaction”) for a total purchase price of $105,000,000 (excluding any additional amounts paid by the Company in the future in respect of Option Shares). The consideration for the Transaction consists of a credit bid by the Company on a dollar-for-dollar basis of the full amount of outstanding obligations as of the closing date under the Replacement DIP Facility (as defined below, and which is between the Company and the Seller and its affiliated debtor, Scintilla Pharmaceuticals, Inc. (“Scintilla” and together with the Seller, the “Debtors”)), with the remaining balance of the purchase price to be paid in cash by the Company to the Seller.

Completion of the Transaction is subject to the satisfaction or waiver of customary and certain other closing conditions, including (1) the approval of an amendment to Scilex’s governance documents, (2) the grant of an irrevocable proxy and call option (with an exercise price of $1) with respect to the one remaining share of Scilex Series A preferred stock retained by the Seller (or Seller shall have deposited such remaining preferred share in a voting trust and named the Company as the trustee of such trust), (3) the grant of all of the Seller’s rights pursuant to a certain stockholder agreement with respect to the Series A preferred stock of Scilex to the Company, (4) the entrance of an order approving the Seller’s entry into the Stock Purchase Agreement and the consummation of the Transactions pursuant to Sections 105 and 363 of Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq, as amended, (5) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (6) no Material Adverse Effect (as defined in the Stock Purchase Agreement) having occurred and continuing, (7) no trigger event in Scilex’s governance documents having occurred and the Purchased Securities shall represent at least a majority in voting power of the outstanding shares of capital stock of Scilex entitled to vote generally in an election of directors of Scilex, (8) the absence of any laws or court orders making the Transaction illegal or otherwise prohibiting the Transaction, (9) entry by the Company and Scilex into a new registration rights agreement that provides to the Company the same piggyback and demand registration rights as those currently provided to the Seller by Scilex, (10) no event of default shall have occurred under the Replacement DIP Facility or the related order of the Bankruptcy Court approving such facility, and (11) other customary closing conditions.

The Stock Purchase Agreement provides for certain termination rights for both the Company and the Seller, including by mutual written consent of the Company and Seller, by either the Seller or the Company in the event that the Transaction is not consummated by September 30, 2023, by either the Seller or the Company if the other party fails to materially comply with any of its covenants or materially breaches it representations and warranties and such failure or breach cannot be cured or is not cured within ten business days of receipt of written notice of such failure or breach from the non-breaching party, or if any court or governmental authority shall have issued a non-appealable order which permanently restrains, enjoins or prohibits the Transaction. The Stock Purchase Agreement is also terminable by the Company (a) if the auction has not commenced on or before August 14, 2023 or if the sale order has not been entered by the Bankruptcy Court by August 17, 2023, (b) if the Seller’s bankruptcy case is converted to chapter 7, or (c) if the Seller materially breaches the Replacement DIP Facility or the Company is unable to credit bid in payment of the Replacement DIP Facility. The Stock Purchase Agreement terminates automatically if the Seller (i) enters into a definitive agreement in an alternative transaction for the Purchased Securities, (ii) withdraws the sale order motion, or (iii) announces or files a Plan of Reorganization or other transaction, contemplating reorganization or sale of the Purchased Securities that does not comply with the terms and conditions of the Stock Purchase Agreement.

The Stock Purchase Agreement provides that the Seller will be required to pay the Company a termination fee in the amount of $3,412,500 and expense reimbursement of certain costs and expenses up to $1,000,000 for outside counsel (to the extent such costs and expenses are not paid under the Replacement DIP Facility) upon termination of the Stock Purchase Agreement in accordance with its terms under certain circumstances and the Seller’s consummation of an alternative transaction involving the sale, transfer or other disposition of any portion of the Purchased Securities to a person other than the Company.

The Company has made customary representations, warranties and covenants in the Stock Purchase Agreement, including, among other things, customary investor representations. The Seller has also made certain representations, warranties and covenants, including, among other things, with respect to the Seller’s title and ownership of the Purchased Securities and the business and operations of Scilex and its subsidiaries (the “Business”) and covenants to use commercially reasonable efforts to cause Scilex and its subsidiaries to conduct the Business in the ordinary course of business, consistent with past practice and to provide certain transition services to Scilex for up to 90 days following the closing of the Stock Purchase Agreement. The parties have agreed to use reasonable best efforts to take all actions necessary to consummate the Transaction.

The Debtors are in Chapter 11 bankruptcy proceedings (the “Chapter 11 Cases”) pending before the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), which commenced on February 13, 2023. The Transaction is being conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or otherwise better offers from competing bidders at an auction (at which the Company may increase the total purchase price for the Transaction), a further order from the Bankruptcy Court approving such sale before the Transaction may be consummated, and the satisfaction of certain closing conditions (as discussed above). Accordingly, the Company can give no assurances of the outcome of the Transaction and whether the Company will be successful in acquiring the Purchased Securities.

The foregoing description of the Stock Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Stock Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Seller. In particular, the assertions embodied in the representations and warranties contained in the Stock Purchase Agreement are qualified by information in confidential disclosure schedules that contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Stock Purchase Agreement. Moreover, certain representations and warranties in the Stock Purchase Agreement were used for the purposes of allocating risk between the Company and the Seller rather than establishing matters as facts. Accordingly, the representations and warranties in the Stock Purchase Agreement should not be relied on as characterizations of the actual state of facts about the Company or the Seller.

Replacement DIP Loan Agreement

On August 9, 2023, the Company entered into the Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, by and among the Debtors, the Company and the guarantors from time to time party thereto (the “Replacement DIP Loan Agreement” and, collectively with all other documents evidencing the Replacement DIP Facility (as defined below), the “Replacement DIP Documents”), pursuant to which the Company will provide to the Debtors a non-amortizing super-priority senior secured debtor-in-possession term loan financing facility in an aggregate principal amount of $100,000,000 (the “Replacement DIP Facility”). The Replacement DIP Facility proceeds will be used (i) to refinance and pay in full the approximately $82,000,000 of obligations outstanding under the Debtors’ Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, dated March 30, 2023 (the “Existing DIP Facility”), with JMB Capital Partners Lending, LLC, approved by the Bankruptcy Court pursuant to its Final Order (I) Authorizing the Debtors to (A) Obtain Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief, dated March 30, 2023, (ii) for working capital and other general corporate purposes of the Debtors (subject to an agreed budget (the “DIP Budget”) in connection with the Replacement DIP Facility), and (iii) the payment of certain statutory fees and allowed professional fees incurred in the Chapter 11 Cases, bankruptcy-related expenses and fees, expenses, interest and other amounts payable under the Replacement DIP Facility.

The Replacement DIP Facility is provided on substantially the same terms and conditions as those of the Existing DIP Facility, subject to, among other things, (a) mutually agreed-upon permitted asset sales of DIP Collateral (as defined in the Existing DIP Facility), the proceeds of such asset sales are included in the Replacement DIP Facility collateral package; (b) agreed-upon “stalking horse” bidder protections; (c) agreed-upon milestones and other deadlines for, among other things, the auction, the sale hearing and the outside date for consummation of the Transaction; (d) the DIP Budget; and (e) the Order (I) Authorizing the Debtors to (A) Obtain Replacement Senior Secured Superpriority Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Modifying the Automatic Stay, (IV) Granting Stalking Horse Protections and (V) Granting Related Relief (the “DIP Order”). On August 7, 2023, the Bankruptcy Court entered the DIP Order, approving the Debtors’ entry into the Replacement DIP Loan Agreement and the “stalking horse” bidder protections, among other things.

The Replacement DIP Facility bears interest at a per annum rate equal to 15%, payable in cash on the first day of each month in arrears (and a default interest rate that shall accrue at an additional per annum rate of 3% plus the non-default interest, payable in cash on the first day of each month) and other fees and charges as described in the Replacement DIP Documents. The Replacement DIP Facility is secured by first-priority liens on substantially all of the Debtors’ assets, subject to certain enumerated exceptions.

The Replacement DIP Facility matures on the earliest of: (i) October 15, 2023; (ii) the effective date of a plan of reorganization in the Chapter 11 Cases; (iii) the consummation of any sale or other disposition of all or substantially all of the Collateral (as defined in the Replacement DIP Credit Agreement) pursuant to 11 U.S.C. § 363; (iv) the date of the acceleration of the Obligations in accordance with (and as defined in) the Replacement DIP Credit Agreement; (v) the dismissal of the Chapter 11 Cases or conversion of the Chapter 11 Cases into cases under Chapter 7 of Title 11 of the United States Code; (vi) the date of termination of the Stock Purchase Agreement or other definitive documentation related to the subject matter thereof, solely in the event such termination results from a material breach of such documentation by any Loan Party (as defined in the Replacement DIP Credit Agreement) or other seller thereunder; and (vii) the date on which a trigger event in Scilex’s governance documents has occurred.

The Replacement DIP Credit Agreement includes the following milestones:

By no later than:	Event
August 14, 2023	The auction for the sale of the Purchased Securities shall have commenced.
August 18, 2023	The Bankruptcy Court shall commence a hearing to consider approval of the sale of the Purchased Securities.
August 21, 2023	The Bankruptcy Court shall have entered an order approving the sale of the Purchased Securities in form and substance acceptable to the Company.
September 30, 2023	The closing of the sale of the Purchased Securities shall have occurred.

The foregoing description of the Replacement DIP Facility and the Replacement DIP Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Replacement DIP Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this report by reference in its entirety. The Replacement DIP Loan Agreement contain representations, warranties and covenants that the parties made in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.

Advisors

H.C. Wainwright & Co., LLC is acting as exclusive financial advisor to the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: the inability to close the Transaction in a timely manner; the failure to satisfy conditions to completion of the Transaction, including receipt of required regulatory and other approvals; the failure of the proposed Transaction to close for any other reason; the possibility that the Seller may receive higher or otherwise better offers from competing bidders at an auction in the Court-supervised process; the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement by either the Company or the Seller; the outcome and timing of the Seller’s Chapter 11 process and approval of the Transaction by the Bankruptcy Court; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the Company’s purchase of the Purchased Securities; our ability to recover the proceeds and/or collateral under the Replacement DIP Loan Agreement; the effect of the announcement of the transaction on the Company’s or the Seller’s respective business relationships, operating results and business generally; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; and exposure to potential litigation. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

2.1*	Stock Purchase Agreement dated as of August 7, 2023, between Oramed Pharmaceuticals Inc. and Sorrento Therapeutics, Inc.
10.1*	Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement dated as of August 9, 2023, among Sorrento Therapeutics, Inc., Scintilla Pharmaceuticals, Inc., the guarantors from time to time a party thereto, and Oramed Pharmaceuticals Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 9, 2023